Long-term assets	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Long-term assets
Long-term assets
Intangible assets
Millicom’s intangible assets mainly consist of goodwill arising from acquisitions, customer lists acquired through acquisitions, licenses and rights to operate and use spectrum.
Accounting for intangible assets
Intangible assets acquired in business acquisitions are initially measured at fair value at the date of acquisition, and those which are acquired separately are measured at cost. Internally generated intangible assets, excluding capitalized development costs, are not capitalized but expensed to the statement of income in the expense category consistent with the function of the intangible assets. Subsequently intangible assets are carried at cost, less any accumulated amortization and any accumulated impairment losses.
Intangible assets with finite useful lives are amortized over their estimated useful economic lives using the straight-line method and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortization period and the amortization method for intangible assets with finite useful lives are reviewed at least at each financial year end. Changes in expected useful lives or the expected beneficial use of the assets are accounted for by changing the amortization period or method, as appropriate, and treated as changes in accounting estimates.
Amortization expense on intangible assets with finite lives is recognized in the consolidated statement of income in the expense category consistent with the function of the intangible assets.
Goodwill
Goodwill represents the excess of cost of an acquisition over the Group’s share in the fair value of identifiable assets less liabilities and contingent liabilities of the acquired subsidiary, at the date of the acquisition. If the fair value or the cost of the acquisition can only be determined provisionally, then goodwill is initially accounted for using provisional values. Within 12 months of the acquisition date, any adjustments to the provisional values are recognized. This is done when the fair values and the cost of the acquisition have been finally determined. Adjustments to provisional fair values are made as if the adjusted fair values had been recognized from the acquisition date. Goodwill on acquisition of subsidiaries is included in intangible assets, net. Goodwill on acquisition of joint ventures or associates is included in investments in joint ventures and associates. Following initial recognition, goodwill is measured at cost, less any accumulated impairment losses. Gains or losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold.
Where goodwill forms part of a cash-generating unit (or group of cash-generating units) and part of the operation within that unit is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal. Goodwill disposed of in this manner is measured, based on the relative values of the operation disposed and the portion of the cash-generating unit retained.
Licenses
Licenses are recorded at either historical cost or, if acquired in a business combination, at fair value at the date of acquisition. Cost includes cost of acquisition and other costs directly related to acquisition and retention of licenses over the license period. These costs may include estimates related to fulfillment of terms and conditions related to the licenses such as service or coverage obligations, and may include up-front and deferred payments.
Licenses have a finite useful life and are carried at cost less accumulated amortization and any accumulated impairment losses. Amortization is calculated using the straight-line method to allocate the cost of the licenses over their estimated useful lives.
The terms of licenses, which have been awarded for various periods, are subject to periodic review for, among other things, rate setting, frequency allocation and technical standards. Licenses are initially measured at cost and are amortized from the date the network is available for use on a straight-line basis over the license period. Licenses held, subject to certain conditions, are usually renewable and generally non-exclusive. When estimating useful lives of licenses, renewal periods are included only if there is evidence to support renewal by the Group without significant cost.
Trademarks and customer lists
Trademarks and customer bases are recognized as intangible assets only when acquired or gained in a business combination. Their cost represents fair value at the date of acquisition. Trademarks and customer bases have indefinite or finite useful lives. Indefinite useful life trademarks are tested for impairment annually. Finite useful life trademarks are carried at cost, less accumulated amortization. Amortization is calculated using the straight-line method to allocate the cost of the trademarks and customer bases over their estimated useful lives. The estimated useful lives for trademarks and customer bases are based on specific characteristics of the market in which they exist. Trademarks and customer bases are included in Intangible assets, net.
Estimated useful lives are:

Years
Estimated useful lives
Trademarks	1 to 15
Customer lists	4 to 20

Programming and content rights
Programming and content master rights which are purchased or acquired in business combinations which meet certain criteria are recorded at cost as intangible assets. The rights must be exclusive, related to specific assets which are sufficiently developed, and probable to bring future economic benefits and have validity for more than one year. Cost includes consideration paid or payable and other costs directly related to the acquisition of the rights, and are recognized at the earlier of payment or commencement of the broadcasting period to which the rights relate.
Programming and content rights capitalized as intangible assets have a finite useful life and are carried at cost, less accumulated amortization and any accumulated impairment losses. Amortization is calculated using the straight-line method to allocate the cost of the rights over their estimated useful lives.
Non-exclusive and programming and content rights for periods less than one year are expensed over the period of the rights.
Indefeasible rights of use
There is no universally-accepted definition of an indefeasible rights of use (IRU). These agreements come in many forms. However, the key characteristics of a typical arrangement include:

•	The right to use specified network infrastructure or capacity;

•	For a specified term (often the majority of the useful life of the relevant assets);

•	Legal title is not transferred;

•	A number of associated service agreements including operations and maintenance (O&M) and co-location agreements. These are typically for the same term as the IRU; and

•	Any payments are usually made in advance.
IRUs are accounted for either as a lease, or service contract based on the substance of the underlying agreement.
IRU arrangements will qualify as a lease if, and when:

•	The purchaser has an exclusive right for a specified period and has the ability to resell (or sublet) the capacity; and

•	The capacity is physically limited and defined; and

•	The purchaser bears all costs related to the capacity (directly or not) including costs of operation, administration and maintenance; and

•	The purchaser bears the risk of obsolescence during the contract term.
If all of these criteria are not met, the IRU is treated as a service contract.
If an IRU is determined to be a lease, the following indicators need to be present in order for the capitalization of an IRU as a finance lease to be considered:

•
The Group will be consuming the major part of the useful economic life of the asset (generally considered to be 75% of the total remaining useful economic life of the asset). The Group assumes that the useful economic life of a new fiber cable is 15 years;

•
Substantially, all of the risks and rewards of ownership are transferred to the Group (e.g. Millicom can sublease excess capacity on the cables to other operators; Millicom is responsible for maintaining the cables during the contract period);

•	Neither party has the right to terminate the contract early (other than for “force majeure”);

•	The contract price is not subject to renegotiation or change (other than for inflationary increases);

•	The minimum contractual payments are for substantially all of the fair value of the asset (generally considered to be greater or equal to 90% of the fair value of the leased asset);

•	The Group can determine the fair value of the leased asset;

•	The Group has physical access rights to the cable.
Otherwise the IRU will be considered as an operating lease.
A finance lease of an IRU of network infrastructure (cables or fiber) is accounted for as a tangible asset. A finance lease of a capacity IRU (wavelength) is accounted for as an intangible asset.
Estimated useful lives of finance leases of capacity IRUs are between 12 and 15 years, or shorter if the estimated useful life of the underlying cable is shorter.
The costs of an IRU recognized as operating lease is recognized as prepayment and amortized in the statement of income on a straight-line basis over the lease term.
The costs of an IRU recognized as service contract is recognized as prepayment and amortized in the statement of income as incurred over the duration of the contract.
Impairment of non-financial assets
At each reporting date Millicom assesses whether there is an indication that a non-financial asset may be impaired. If any such indication exists, or when annual impairment testing for a non-financial asset is required, an estimate of the asset’s recoverable amount is made. The recoverable amount is determined based on the higher of its fair value less cost to sell, and its value in use, for individual assets, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets.
Where the carrying amount of an asset exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. Where no comparable market information is available, the fair value, less cost to sell, is determined based on the estimated future cash flows discounted to their present value using a discount rate that reflects current market conditions for the time value of money and risks specific to the asset. The foregoing analysis also evaluates the appropriateness of the expected useful lives of the assets. Impairment losses of continuing operations are recognized in the consolidated statement of income in expense categories consistent with the function of the impaired asset.
At each reporting date an assessment is made as to whether there is any indication that previously recognized impairment losses may no longer exist or may have decreased. If such indication exists, the recoverable amount is estimated. Other than for goodwill, a previously recognized impairment loss is reversed if there has been a change in the estimate used to determine the asset’s recoverable amount since the last impairment loss was recognized. If so, the carrying amount of the asset is increased to its recoverable amount. The increased amount cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the asset in prior years. Such reversal is recognized in profit or loss.
After such a reversal, the depreciation charge is adjusted in future periods to allocate the asset’s revised carrying amount, less any residual value, on a systematic basis over its remaining useful life.
Movements in intangible assets
Movements in intangible assets in 2018

	Goodwill	Licenses	Customer lists	IRUs	Trademarks	Other(i)	Total
	(US$ millions)
Opening balance, net	599	324	33	105	10	194	1,265
Change in scope (ii)	512	—	370	—	280	23	1,185
Additions	—	66	—	2	—	91	158
Amortization charge	—	(48)	(11)	(14)	(8)	(65)	(144)
Impairment	(6)	—	—	—	—	—	(6)
Disposals, net	—	—	—	—	—	—	—
Transfers	—	—	—	—	—	(16)	(16)
Transfers to/from assets held for sale (see note E.3.)	—	(12)	—	—	—	—	(12)
Exchange rate movements	(28)	(12)	(1)	(5)	—	(9)	(55)
Closing balance, net	1,077	318	391	89	282	218	2,374
Cost or valuation	1,077	646	581	176	325	646	3,451
Accumulated amortization and impairment	—	(328)	(190)	(87)	(43)	(428)	(1,077)
Net	1,077	318	391	89	282	218	2,374

Movements in intangible assets in 2017

	Goodwill	Licenses	Customer lists	IRUs	Trademarks	Other(i)	Total
	(US$ millions)
Opening balance, net	615	380	32	114	18	200	1,359
Change in scope (ii)	3	—	15	—	—	1	20
Additions	—	40	—	(2)	—	92	130
Amortization charge	—	(49)	(15)	(14)	(8)	(67)	(153)
Impairment	(7)	(8)	—	—	—	—	(15)
Disposals, net	—	—	—	—	—	(1)	(1)
Transfers	(2)	3	—	8	—	(28)	(19)
Transfers to/from assets held for sale (see note E.3.)	(8)	(50)	(1)	—	—	(5)	(64)
Exchange rate movements	(1)	7	1	—	—	2	9
Closing balance, net	599	324	33	105	10	194	1,265
Cost or valuation	599	650	225	181	49	584	2,288
Accumulated amortization and impairment	—	(327)	(192)	(76)	(39)	(389)	(1,022)
Net	599	324	33	105	10	194	1,265

(i)    Other includes mainly software costs
(ii)    See note A.1.2.
Cash used for the purchase of intangible assets
Cash used for intangible asset additions

	2018	2017
	(US$ millions)
Additions	158	130
Change in accruals and payables for intangibles	(10)	3
Cash used for additions	148	133
Goodwill
Allocation of Goodwill to cash generating units (CGUs), net of exchange rate movements and after impairment

	2018	2017
	(US$ millions)
Panama (see note A.1.2.)	512	—
El Salvador	194	194
Costa Rica	116	123
Paraguay	54	57
Colombia	183	199
Tanzania (Zantel) (see note E.1.6.)	4	10
Other	15	16
Total	1,077	599
Impairment testing of goodwill
Goodwill from CGUs is tested for impairment at least each year and more frequently if events or changes in circumstances indicate that the carrying value may be impaired. Impairment losses on goodwill are not reversed.
Goodwill arising on business combinations is allocated to each of the Group’s CGUs or groups of CGUs that are expected to benefit from the synergies of the combination, irrespective of whether other assets or liabilities of the Group are assigned to those units or groups of units. Each unit or group of units to which the goodwill is allocated:

•	Represents the lowest level within the Group at which the goodwill is monitored for internal management purposes; and

•	Is not larger than an operating segment.
Impairment is determined by assessing the value-in-use and, if appropriate, the fair value less costs to sell of the CGU (or group of CGUs), to which goodwill relates.
Impairment testing at December 31, 2018
Goodwill was tested for impairment by assessing the recoverable amount against the carrying amount of the CGU based on discounted cash flows. The cash flow projections used (adjusted operating profit margins, income tax, working capital, capex and license renewal cost) are extracted from financial budgets approved by management and the Board usually covering a period of five years. This planning horizon reflects industry practice in the countries where the Group operates and stage of development or redevelopment of the business in those countries. Cash flows beyond this period are extrapolated using a perpetual growth rate of 1.6%–4.6% (2017: 1.1%–3.8%). When value-in-use model resulted in the carrying values of the CGUs being higher than their recoverable amount, management has determined the fair value less cost of disposal (FVLCD) of the CGUs. Fair value less cost of disposal has been determined by using recent offers received from third parties (Level 1).
For the year ended December 31, 2018, and as a result of the annual impairment testing, management concluded that the Zantel CGU, part of the Africa segment, should be impaired. Hence, in accordance with IAS 36, an impairment loss of $6 million has been allocated to the amount of goodwill allocated to Zantel to reduce the carrying amount of our operations in Zantel to its value in use. The impairment has been classified within the caption "Other operating income (expenses), net", in the Group’s statement of income.
For the year ended December 31, 2017, and as a result of the annual impairment testing the Group recognised an impairment loss of $15 million related mainly to our operations in Rwanda and on an investment in Guatemala.
Given the recent acquisition date, the goodwill recognized for Cable Onda has not been tested for impairment in 2018. In addition, no triggering event have occurred that would make us believe that the goodwill should be tested for impairment.
Sensitivity analysis was performed on key assumptions within the impairment tests. The sensitivity analysis determined that sufficient margin exists from realistic changes to the assumptions that would not impact the overall results of the testing.
Discount rates used in determining recoverable amount

	Discount rate after tax (%)
	2018	2017
Bolivia	10.2	11.2
Chad	14.8	15.8
Colombia	8.9	9.9
Costa Rica	10.2	11.9
El Salvador	11.7	13.2
Paraguay	9.8	10.2
Rwanda (See note A.1.3.)	n/a	14.7
Tanzania	14.4	14.6
Property, plant and equipment
Accounting for property, plant and equipment
Items of property, plant and equipment are stated at either historical cost, or the lower of fair value and present value of the future minimum lease payments for assets under finance leases, less accumulated depreciation and accumulated impairment. Historical cost includes expenditure that is directly attributable to acquisition of items. The carrying amount of replaced parts is derecognized.
Depreciation is calculated using the straight-line method over the shorter of the estimated useful life of the asset and the remaining life of the license associated with the assets, unless the renewal of the license is contractually possible.

Estimated useful lives	Duration
Buildings	40 years or lease period, if shorter
Networks (including civil works)	5 to 15 years or lease period, if shorter
Other	2 to 7 years

The carrying values of property, plant and equipment are reviewed for impairment when events or changes in circumstances indicate that the carrying value may not be recoverable. The assets’ residual value and useful life is reviewed, and adjusted if appropriate, at each statement of financial position date. An asset’s carrying amount is written down immediately to its recoverable amount if its carrying amount is greater than its estimated recoverable amount.
Construction in progress consists of the cost of assets, labor and other direct costs associated with property, plant and equipment being constructed by the Group, or purchased assets which have yet to be deployed. When the assets become operational, the related costs are transferred from construction in progress to the appropriate asset category and depreciation commences.
Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. Ongoing routine repairs and maintenance are charged to the statement of income in the financial period in which they are incurred.
Costs of major inspections and overhauls are added to the carrying value of property, plant and equipment and the carrying amount of previous major inspections and overhauls is derecognized.
Equipment installed on customer premises which is not sold to customers is capitalized and amortized over the customer contract period.
A liability for the present value of the cost to remove an asset on both owned and leased sites (for example cell towers) and for assets installed on customer premises (for example set-top boxes), is recognized when a present obligation for the removal exists. The corresponding cost of the obligation is included in the cost of the asset and depreciated over the useful life of the asset, or lease period if shorter.
Borrowing costs that are directly attributable to the acquisition or construction of a qualifying asset are capitalized as part of the cost of that asset when it is probable that such costs will contribute to future economic benefits for the Group and the costs can be measured reliably.
Movements in tangible assets
Movements in tangible assets in 2018

	Network equipment(ii)	Land and buildings	Construction in progress	Other(i)	Total
	(US$ millions)
Opening balance, net	2,399	147	206	128	2,880
Change in scope (see note A.1.2.)	276	46	32	—	354
Additions	63	1	626	7	698
Impairments/reversal of impairment,net	1	—	—	—	1
Disposals, net	(24)	(2)	(2)	—	(29)
Depreciation charge	(631)	(11)	—	(43)	(685)
Asset retirement obligations	14	1	—	—	15
Transfers	551	9	(568)	14	6
Transfers from/(to) assets held for sale (see note E.3.)	(45)	(3)	(2)	(2)	(52)
Exchange rate movements	(124)	(8)	(8)	(7)	(147)
Closing balance, net	2,480	181	284	97	3,041
Cost or valuation	6,802	252	284	409	7,747
Accumulated amortization and impairment	(4,322)	(71)	—	(312)	(4,706)
Net at December 31, 2018	2,480	181	284	97	3,041

Movements in tangible assets in 2017

	Network equipment(ii)	Land and buildings	Construction in progress	Other(i)	Total
	(US$ millions)
Opening balance, net	2,525	147	250	135	3,057
Change in scope	2	1	—	—	3
Additions	201	—	616	7	824
Impairments/reversal of impairment,net	(6)	—	1	(2)	(8)
Disposals, net	(115)	—	3	(1)	(114)
Depreciation charge	(663)	(9)	—	(53)	(725)
Asset retirement obligations	18	2	—	—	20
Transfers	613	7	(650)	48	19
Transfers from/(to) assets held for sale (see note E.3.)	(184)	(3)	(16)	(8)	(211)
Exchange rate movements	9	2	3	1	15
Closing balance, net	2,399	147	206	128	2,880
Cost or valuation	6,164	191	206	477	7,038
Accumulated amortization and impairment	(3,764)	(44)	—	(349)	(4,158)
Net at December 31, 2017	2,399	147	206	128	2,880

(i)	Other mainly includes office equipment and motor vehicles.

(ii)	The net carrying amount of network equipment under finance leases at December 31, 2018, was $307 million (2017: $329 million).
Borrowing costs capitalized for the years ended December 31, 2018, 2017 and 2016 were not significant.
Cash used for the purchase of tangible assets
Cash used for property, plant and equipment additions

	2018	2017	2016
	(US$ millions)
Additions	698	824	683
Change in advances to suppliers	2	(8)	(16)
Change in accruals and payables for property, plant and equipment	(25)	26	51
Finance leases	(43)	(192)	1
Cash used for additions	632	650	719
Assets held for sale
If Millicom decides to sell subsidiaries, investments in joint ventures or associates, or specific non-current assets in its businesses, these items qualify as assets held for sale if certain conditions are met.
Classification of assets held for sale
Non-current assets (or disposal groups) are classified as assets held for sale and stated at the lower of carrying amount and fair value less costs to sell if their carrying amount is expected to be recovered principally through sale, not through continuing use. Liabilities of disposal groups are classified as Liabilities directly associated with assets held for sale.
Millicom’s assets held for sale
The following table summarizes the nature of the assets and liabilities reported under assets held for sale and liabilities directly associated with assets held for sale as at December 31, 2018 and 2017:

	As at December 31,
	2018	2017
	(US$ millions)
Assets and liabilities reclassified as held for sale
Senegal operations	—	223
Towers Paraguay (see note C.3.4.)	2	7
Towers Colombia (see note C.3.4.)	—	1
Towers El Salvador (see note C.3.4.)	1	—
Other	—	2
Total assets of held for sale	3	233
Senegal operations	—	77
Towers Paraguay	—	2
Total liabilities directly associated with assets held for sale	—	79
Net assets held for sale / book value	3	154

Ghana merger
As mentioned in note A.2.2., on March 3, 2017, Millicom and Bharti Airtel Limited (Airtel) announced that they have entered into an agreement for Tigo Ghana Limited and Airtel Ghana Limited to combine their operations in Ghana. As per the agreement, Millicom and Airtel have equal ownership and governance rights in the combined entity. Necessary regulatory approvals were received in the course of September 2017. As a result, Millicom's operations in Ghana have been classified as assets held for sale and discontinued operations as from September 28, 2017. The merger was completed on October 12, 2017.
The assets and liabilities deconsolidated as a result of the Ghana merger were as follows:
Assets and liabilities reclassified as held for sale – Ghana

October 12, 2017
(US$ millions)
Intangible assets, net	12
Property, plant and equipment, net	77
Current assets	29
Cash and cash equivalents	8
Total assets of disposal group held for sale	126
Non-current financial liabilities	51
Current liabilities	50
Total liabilities of disposal group held for sale	102
Net assets / book value	24

For further details on the effect of the deconsolidation of the operations in Ghana, refer to note A.2.3.
Senegal
As mentioned in note A.1.3. Millicom announced that it had agreed to sell its Senegal business to a consortium consisting of NJJ, Sofima (managed by the Axian Group) and Teylium Group, subject to customary closing conditions and regulatory approvals. The sale was completed on April 27, 2018 and the operations in Senegal have been deconsolidated resulting in a net gain on disposal of $6 million, including the recycling of foreign currency exchange losses accumulated in equity since the creation of the local operations. This gain has been recognized under ‘Profit (loss) for the year from discontinued operations, net of tax’.
The assets and liabilities were transferred to assets held for sale in relation to our operations in Senegal as at February 7, 2017 and therefore classified as held for sale as at December 31, 2017.
The table below shows the assets and liabilities deconsolidated at the date of the disposal:
Assets and liabilities disposed of in respect of our operations in Senegal

April 27, 2018
(US$ millions)
Intangible assets, net	40
Property, plant and equipment, net	126
Other non-current assets	2
Current assets	56
Cash and cash equivalents	3
Total assets of disposal group held for sale	227
Non-current financial liabilities	8
Current liabilities	73
Total liabilities of disposal group held for sale	81
Net assets held for sale / book value	146

Rwanda
As mentioned in note A.1.3. on December 19, 2017, Millicom announced that it has signed an agreement for the sale of its Rwanda operations to subsidiaries of Bharti Airtel Limited. The total consideration of the transaction is approximately 6x 2017 adjusted EBITDA of the Rwandan operation, payable over two years, consisting of a mix of cash, vendor loan note and earn out.
The Group received regulatory approvals on January 23, 2018 and the sale was subsequently completed on January 31, 2018. On January 31, 2018, Millicom's operations in Rwanda have been deconsolidated and no material loss on disposal was recognized (its carrying value was aligned to its fair value less costs of disposal as of December 31, 2017). However, a loss of $32 million has been recognized in 2018 corresponding to the recycling of foreign currency exchange losses accumulated in equity since the creation of the local operation. This loss has been recognized under ‘Profit (loss) for the year from discontinued operations, net of tax’. The final sale consideration is still subject to adjustment under the terms of the sale and purchase agreement with Airtel. Management does not expect any material deviation from the initial consideration.

The table below shows the assets and liabilities deconsolidated at the date of the disposal:
Assets and liabilities disposed of in respect of our operations in Rwanda

January 31, 2018
(US$ millions)
Intangible assets, net	12
Property, plant and equipment, net	53
Other non-current assets	4
Current assets	14
Cash and cash equivalents	2
Total assets of disposal group held for sale	85
Non-current financial liabilities	11
Current liabilities	28
Total liabilities of disposal group held for sale	40
Net assets held for sale / book value	46

In accordance with IFRS 5, the Group’s businesses in Rwanda (Q1 2018), Ghana (Q3 2017) and Senegal (Q1 2017) had been classified as assets held for sale and their results were classified as discontinued operations. Comparative figures of the statement of income have therefore been represented accordingly. Financial information relating to the discontinued operations for the year ended December 31, 2018, 2017 and 2016 is set out below. Figures shown below are after intercompany eliminations.
Results from discontinued operations

	Year ended December 31,
	2018	2017	2016
	(US$ millions)
Revenue	62	299	371
Cost of sales	(23)	(95)	(119)
Operating expenses	(26)	(131)	(174)
Depreciation and amortization	—	(37)	(79)
Other operating income (expenses), net	(10)	(4)	(6)
Gain on disposal of discontinued operations	(29)	39	32
Other expenses linked to the disposal of discontinued operations	(10)	(7)	(19)
Operating profit (loss)	(36)	64	6
Interest income (expense), net	(3)	(20)	(23)
Other non-operating (expenses) income, net	—	6	(10)
Profit (loss) before taxes	(39)	51	(26)
Credit (charge) for taxes, net	—	—	6
Net profit (loss) from discontinued operations	(39)	51	(20)

Cash flows from discontinued operations

	Year ended December 31,
	2018	2017	2016
	(US$ millions)
Cash from (used in) operating activities, net	(4)	26	10
Cash from (used in) investing activities, net	(6)	(33)	(53)
Cash from (used in) financing activities, net	—	(22)	18

4G spectrum (UNE)
A depreciation catch-up has been recorded in 2016 for $11 million on the 4G spectrum in Colombia. In October 2016, the date on which UNE stopped rendering 4G services, the 4G spectrum was fully depreciated.